Exhibit 99.1

4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

Assure Holdings Announces Results of Annual General Meeting of Shareholders

DENVER, December 10, 2021 (GLOBE NEWSWIRE) -- Assure Holdings Corp. (the “Company” or “Assure”) (NASDAQ: IONM; TSXV: IOM), a provider of intraoperative neuromonitoring services (“IONM”), announced that it held its virtual annual general meeting of shareholders (the “Meeting”) yesterday and that all matters submitted to the shareholders of the Company for approval as set out in the Company’s definitive proxy statement dated November 9, 2021 (the “Proxy Statement”), were approved by the requisite majority of votes cast at the Meeting, including:

●	Electing all nominees to the board of directors of the Company, including Martin Burian, John Farlinger, Preston Parsons, Christopher Rumana, Steven Summer and John Flood.
●	Re-appointing Baker Tilly US (formerly, Squar Milner, LLP) as auditors of the Company for the ensuing year.
●	Approving the executive compensation for the Company’s named executive officers.
●	Approving the frequency of advisory votes on executive compensation, being every three years.
●	Approving certain amendments to the Company’s stock option plan (the “2020 Option Plan”).
●	Approving certain amendments to the Company’s equity incentive plan (the “2020 Equity Incentive Plan”).
●	Approving the Company’s new stock incentive plan (the “2021 Stock Incentive Plan”).
●	Approving the Company’s new employee stock purchase plan (the “2021 Employee Stock Purchase Plan”).

Pursuant to the terms of the 2021 Stock Incentive Plan and 2021 Employee Stock Purchase Plan, the maximum aggregate number of shares that may be issued under all awards under such plans, plus any shares granted under the 2020 Option Plan and 2020 Equity Incentive Plan, is 2,367,260 shares.

The amendments to the 2020 Option Plan, the amendments to the 2020 Equity Incentive Plan, the 2021 Stock Incentive Plan and the 2021 Employee Stock Purchase Plan each remain subject to the approval of the TSX Venture Exchange (the “TSXV”).

For further details regarding the matters approved at the Meeting, please see a copy of the Proxy Statement, which is available on the Company’s profile at www.sec.gov.

4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

About Assure Holdings

Assure Holdings Corp. is a Colorado-based company that works with neurosurgeons and orthopedic spine surgeons to provide a turnkey suite of services that support intraoperative neuromonitoring activities during invasive surgeries. Assure employs its own staff of technologists and uses its own state-of-the-art monitoring equipment, handles 100% of intraoperative neuromonitoring scheduling and setup, and bills for all technical services provided. Assure Neuromonitoring is recognized as providing the highest level of patient care in the industry and has earned the Joint Commission’s Gold Seal of Approval®. For more information, visit the company’s website at www.assureneuromonitoring.com.

Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of applicable securities laws, including, but not limited to: the expected attendees of the conferences; and the Company’s ability to meet with the attendees. Forward-looking statements may generally be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," or "continue" and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to: the TSXV may not approve the amendments to the 2020 Option Plan, the amendments to the 2020 Equity Incentive Plan, the 2021 Stock Incentive Plan and the 2021 Employee Stock Purchase Plan; the uncertainty surrounding the spread of COVID-19 and the impact it will have on the Company’s operations and economic activity in general; and risks and uncertainties discussed in our most recent annual and quarterly reports filed with the United States Securities and Exchange Commission, including our annual report on Form 10-K filed on March 30, 2021, and with the Canadian securities regulators and available on the Company’s profiles on EDGAR at www.sec.gov and SEDAR at www.sedar.com, which risks and uncertainties are incorporated herein by reference Except as required by law, Assure does not intend, and undertakes no obligation, to update any forward-looking statements to reflect, in particular, new information or future events.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact

Scott Kozak, Investor and Media Relations
Assure Holdings Corp.
1-720-287-3093
Scott.Kozak@assureiom.com